UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report (Date of Earliest Event Reported):

August 15, 2017

MONRO, INC.

(Exact name of registrant as specified in its charter)

New York	0-19357	16-0838627
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Holleder Parkway, Rochester, New York		14615
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code		(585) 647-6400

Monro Muffler Brake, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2017, the Board of Directors of Monro Muffler Brake, Inc. now Monro, Inc. (the “Company”), upon the recommendation of the Company’s Nominating Committee, appointed John L. Auerbach and Lindsay N. Hyde to the Board as Class 1 Directors, to fill the current vacancies on the Company’s Board. Mr. Auerbach and Ms. Hyde’s appointments took effect on August 15, 2017. Each will serve until his or her successor has been elected and qualified at the 2018 Annual Meeting of Shareholders. Mr. Auerbach and Ms. Hyde were determined by the Board to be independent within the meaning of the independent director standards of the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. As non-employee members of the Board, Mr. Auerbach and Ms. Hyde are entitled to the director compensation disclosed in the Company’s Proxy Statement, filed on July 21, 2017. There are no arrangements or understandings between Mr. Auerbach and Ms. Hyde and any other person pursuant to which either was selected to serve on the Board. There are no transactions in which the Company is a party and in which either Mr. Auerbach and Ms. Hyde has a material interest subject to disclosure under Item 404(a) of Regulation S-K. A copy of the press release announcing the Board appointments is furnished herewith as Exhibit 99.1.

Item 5.03	Amendments to Articles of incorporation or Bylaws; Change in Fiscal Year

On August 15, 2017, the Company filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Certificate”) with the New York State Secretary of State to change the name of the Company from Monro Muffler Brake, Inc. to Monro, Inc. Specifically, Section 1 of the Certificate was amended in its entirety to provide as follows:

“1. The name of the Corporation is Monro, Inc.”

A copy of the press release announcing the Company’s name change is furnished herewith as Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (“Annual Meeting”) of the Company was held on August 15, 2017. At the Annual Meeting, the Company’s shareholders voted on each of the matters described below. Approximately 31,643,481 shares (representing 96.7% of total shares outstanding and entitled to vote) were present at the Annual Meeting either in person or by proxy.

1. The Company’s shareholders elected four directors to Class 2 of the Board of Directors to serve a two-year term, until their successors have been elected and qualified at the 2019 annual meeting of shareholders. The number of shares that (i) voted for the election of each director and (ii) withheld authority to vote for each director, as well as the number of broker non-votes, are set forth in the table below.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Frederick M. Danziger	27,800,166	2,104,122	1,739,193
Stephen C. McCluski	27,926,473	1,977,815	1,739,193
Robert E. Mellor	24,474,729	5,429,559	1,739,193
Peter J. Solomon	20,264,135	9,640,153	1,739,193

2. The Company’s shareholders voted for approval of “one year” regarding the frequency of future advisory votes on executive compensation. The number of shares that voted in favor of one year, two year and three year-frequencies, and that abstained from voting to approve the frequency of future advisory votes on executive compensation, as well as the number of broker non-votes, are set forth in the table below.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
25,522,784	7,238	4,305,467	68,797	1,739,195

3. The Company’s shareholders voted to approve, on an advisory basis, the compensation paid to the Company’s named executive officers. The number of shares that voted for or against, or that abstained from voting on, the compensation paid to the Company’s named executive officers, as well as the number of broker non-votes, are set forth in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,785,803	28,615	89,868	1,739,195

4. The Company’s shareholders voted to approve the amendment and restatement of the Monro Muffler Brake, Inc. 2007 Stock Incentive Plan (the “Amended Plan”). The number of shares that voted for or against, or that abstained from voting for, the Amended Plan and the number of broker non-votes, are set forth in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,231,002	593,940	79,344	1,739,195

5. The Company’s shareholders approved the amendment to the Company’s Restated Certificate of Incorporation to change the Company’s name to Monro, Inc. The number of shares that voted for or against, or that abstained from voting for, the amendment to the Company’s Restated Certificate of Incorporation are set forth in the table below.

Votes For	Votes Against	Abstentions
31,572,628	2,529	68,323

6. The Company’s shareholders ratified the re-appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018. The number of shares that voted for or against, or that abstained from voting for, the ratification of the re-appointment of PricewaterhouseCoopers, LLP are summarized in the table below.

Votes For	Votes Against	Abstentions
31,474,108	101,418	67,955

Item 8.01	Voluntary Disclosure of Other Events

On August 15, 2017, the Board of Directors declared a quarterly cash dividend of $.18 per share for the second quarter of the Company’s 2018 fiscal year, ending March 31, 2018. The dividend is payable on September 7, 2017 to shareholders of record as of August 28, 2017, including shares of common stock to which the holders of the Company’s Class C Convertible Preferred Stock are entitled. A copy of the press release announcing the quarterly cash dividend is furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following is a list of exhibits furnished with this Current Report on Form 8-K:

Exhibit No.	Description

3.01e	Certificate of Amendment to Restated Certificate of Incorporation, dated August 15, 2017.

99.1	Press release announcing the Board appointments and the Company’s name change, dated August 21, 2017.

99.2	Press release announcing the quarterly cash dividend, dated August 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONRO, INC.
(Registrant)

August 21, 2017	By:	/s/ Maureen E. Mulholland
Maureen E. Mulholland
Senior Vice President – General Counsel and
Secretary